UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

Vacasa, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41130	87-1995316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 NW 13th Avenue
Portland, OR 97209
(Address of principal executive offices) (Zip Code)

(503) 946-3650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2025, Vacasa, Inc. (the “Company”) held a special meeting (the “Special Meeting”) of the Company’s stockholders in connection with its previously announced merger transaction with Casago Holdings, LLC (“Casago”). For more detail, see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025 (as supplemented by the Company’s Proxy Supplement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2025, the “Proxy Statement”).

At the Special Meeting, the Company’s stockholders voted in favor of the proposal to adopt the Agreement and Plan of Merger dated December 30, 2024 by and among the Company, Vacasa Holdings, LLC, Casago and the other parties thereto, as amended (the “Merger Agreement”), and to waive any applicable provision of Section 5.1(d) of the Company’s amended and restated certificate of incorporation (the “Merger Proposal”).

The results of the vote on the Merger Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock	14,153,625	1,893,175	9,536	0
Class B Common Stock	2,033,465	0	0	0
Total	16,187,090	1,893,175	9,536	0

Because the Company’s stockholders approved the Merger Proposal, a vote on the proposal to adjourn the Special Meeting, as described in the Proxy Statement, was not called.

Item 7.01	Regulation FD Disclosure.

On April 29, 2025, the Company issued a press release announcing the results of the Special Meeting and the expected closing date of the transactions contemplated by the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d):	Exhibits:

Exhibit No.	Description
99.1	Press release, dated April 29, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

	By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer
Date: April 29, 2025